UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21916
                                                     ---------

                         Oppenheimer SMA Core Bond Fund
                         ------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                            -------------

                      Date of fiscal year end: December 31
                                               -----------

                      Date of reporting period: 09/30/2008
                                                ----------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
ASSET-BACKED SECURITIES--3.8%
Capital One Prime Auto Receivables Trust, Automobile
   Asset-Backed Certificates, Series 2005-1, Cl. A4,
   2.508%, 4/15/11(1)                                          $  204,207   $   203,311
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3,
   Asset-Backed Pass-Through Certificates, Series 2006-W
   FH4, Cl. A1, 3.257%, 11/25/36(1)                                26,337        26,124
Countrywide Home Loans, Asset-Backed Certificates,
   Series 2005-11, Cl. AF2, 4.657%, 2/25/36                        19,292        19,160
Harley-Davidson Motorcycle Trust, Motorcycle Receivable
   Nts., Series 2007-3, Cl. A3, 2.838%, 6/15/12(1)                260,000       256,031
Honda Auto Receivables Owner Trust, Automobile
   Receivable Obligations, Series 2005-2, Cl. A4, 4.15%,
   10/15/10                                                        30,474        30,480
Merrill Lynch Mortgage Investors Trust 2006-WMC1, Mtg.
   Asset-Backed Certificates, Series 2006-WMC1, Cl. A2B,
   3.347%, 1/25/37(1)                                              13,211        13,083
Option One Mortgage Loan Trust, Asset-Backed
   Certificates, Series 2006-2, Cl. 2A2, 3.307%, 7/1/36(1)        122,095       115,378
RASC Series 2006-KS7 Trust, Home Equity Mtg.
   Asset-Backed Pass-Through Certificates, Series 2006-KS7,
   Cl. A2, 3.307%, 9/25/36(1)                                     125,976       120,172
Structured Asset Investment Loan Trust, Mtg.
   Pass-Through Certificates, Series 2006-BNC3, Cl. A2,
   3.247%, 9/25/36(1)                                              29,683        29,095
                                                                            -----------
Total Asset-Backed Securities (Cost $821,690)                                   812,834
                                                                            -----------

MORTGAGE-BACKED OBLIGATIONS--102.2%
GOVERNMENT AGENCY--62.0%
FHLMC/FNMA/SPONSORED--61.9%
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2351, Cl. PZ, 6.50%, 8/15/31                               569,796       591,997
Series 2538, Cl. F, 3.088%, 12/15/32(1,2)                         169,592       168,249
Series 2592, Cl. F, 3.238%, 12/15/32(1)                           197,051       194,199
Series 2691, Cl. MG, 4.50%, 10/15/33                              310,000       270,985
Series 2750, Cl. XG, 5%, 2/1/34                                   200,000       187,657
Series 2754, Cl. PE, 5%, 2/15/34                                  276,000       257,316
Series 2844, Cl. PE, 5%, 8/15/34                                  211,000       196,881
Series 2890, Cl. PE, 5%, 11/1/34                                  200,000       186,502
Series 2936, Cl. PE, 5%, 2/1/35                                   262,000       243,936
Federal Home Loan Mortgage Corp., Interest-Only Stripped
   Mtg.-Backed Security:
Series 202, Cl. IO, 0.721%, 4/1/29(3)                             202,305        41,966
Series 2527, Cl. SG, 28.661%, 2/15/32(3)                           43,645         3,204
Series 2531, Cl. ST, 30.563%, 2/15/30(3)                           51,124         3,893
Series 2989, Cl. TS, 51.075%, 6/15/25(3)                          814,516        73,940
Federal National Mortgage Assn.:
4.50%, 5/25/19                                                    691,549       679,435
4.50%, 10/1/21(4)                                                 316,000       308,001
5%, 9/1/33                                                        209,893       205,211
5%, 9/25/33(2)                                                    442,331       432,464
5%, 10/1/21-10/1/38(4)                                          1,910,000     1,877,008


                       1 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
FHLMC/FNMA/SPONSORED CONTINUED
5.50%, 5/1/34-9/1/36                                           $1,327,412   $ 1,327,845
5.50%, 10/1/23-10/1/38(4)                                       2,019,000     2,015,763
6%, 12/1/33                                                       926,562       943,035
6%, 10/1/23-10/1/36(4)                                            863,000       876,780
6.50%, 10/1/38(4)                                                 649,000       665,529
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
   Investment Conduit Pass-Through Certificates:
Trust 2001-74, Cl. QE, 6%, 12/25/31                               427,128       433,911
Trust 2003-130, Cl. CS, 7.686%, 12/25/33(1)                       108,414        98,770
Trust 2005-59, Cl. NQ, 8.858%, 5/25/35(1)                         108,044       101,403
Federal National Mortgage Assn., Interest-Only Stripped
   Mtg.-Backed Security:
Trust 2002-60, Cl. SM, 34.36%, 8/25/32(3)                          57,710         6,212
Trust 2002-7, Cl. SK, 36.544%, 1/25/32(3)                          22,130         2,182
Trust 2002-77, Cl. BS, 29.388%, 12/18/32(3)                        34,747         3,906
Trust 2002-77, Cl. JS, 29.068%, 12/18/32(3)                        59,491         6,692
Trust 2002-77, Cl. SA, 29.514%, 12/18/32(3)                        55,655         6,112
Trust 2002-90, Cl. SN, 34.358%, 8/25/32(3)                         29,864         3,308
Trust 2002-90, Cl. SY, 36.896%, 9/25/32(3)                         14,486         1,633
Trust 2003-26, Cl. XS, 52.445%, 3/25/23(3)                        945,153        88,493
Trust 2003-52, Cl. NS, 43.005%, 6/25/23(3)                        337,675        33,954
Trust 2003-89, Cl. XS, 27.165%, 11/25/32(3)                        80,777         6,970
Trust 2006-43, Cl. SJ, 44.623%, 6/25/36(3)                        467,859        41,564
Trust 2543, Cl. UB, 80.388%, 11/15/21(3)                          512,686        32,628
Trust 302, Cl. 2, 2.575%, 6/1/29(3)                                54,839        11,851
Trust 333, Cl. 2, 3.891%, 4/1/33(3)                               188,131        41,283
Trust 334, Cl. 3, 11.057%, 7/1/33(3)                               34,471         7,562
Trust 338, Cl. 2, 2.812%, 7/1/33(3)                               256,919        56,480
Trust 339, Cl. 12, 9.777%, 7/1/33(3)                               71,833        16,384
Trust 339, Cl. 8, 8.584%, 8/1/33(3)                                18,419         4,076
Trust 342, Cl. 2, 5.992%, 9/1/33(3)                                44,484        10,024
Trust 343, Cl. 13, 10.171%, 9/1/33(3)                              58,945        13,094
Trust 343, Cl. 18, 11.165%, 5/1/34(3)                              28,470         5,879
Trust 346, Cl. 2, 2.956%, 12/1/33(3)                              268,879        59,140
Trust 351, Cl. 10, 9.48%, 4/1/34(3)                                32,014         7,047
Trust 351, Cl. 11, 9.889%, 11/1/34(3)                              18,206         3,721
Trust 351, Cl. 8, 8.01%, 4/1/34(3)                                 50,748        10,191
Trust 351, Cl. 9, 7.046%, 10/1/34(3)                              647,302       144,721
Trust 354, Cl. 2, 4.532%, 11/1/34(3)                              221,974        49,254
Trust 355, Cl. 7, 9.006%, 11/1/33(3)                               17,961         4,045
Trust 356, Cl. 10, 9.542%, 6/1/35(3)                               53,542        12,672
Trust 356, Cl. 12, 7.968%, 2/1/35(3)                               22,928         5,429
Trust 356, Cl. 6, 9.598%, 12/1/33(3)                               25,407         5,636
Trust 364, Cl. 16, 9.857%, 9/1/35(3)                               74,284        18,054
                                                                            -----------
                                                                             13,106,077


                       2 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
GNMA/GUARANTEED--0.1%
Government National Mortgage Assn., Interest-Only
   Stripped Mtg.-Backed Security, Series 2006-47, Cl. SA,
   37.964%, 8/16/36(3)                                         $  261,487   $    23,750
NON-AGENCY--40.2%
COMMERCIAL--15.6%
Banc of America Commercial Mortgage, Inc., Commercial
   Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM,
   5.421%, 9/1/45                                                 240,000       195,106
Citigroup Commercial Mortgage Trust 2008-C7, Commercial
   Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM,
   6.404%, 12/1/49(1)                                             120,000        95,682
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage
   Trust, Commercial Mtg. Pass-Through Certificates, Series
   2007-CD4, Cl. A2B, 5.205%, 12/11/49                            260,000       242,105
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate
   Mtg. Investment Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 3.607%, 10/25/36(1)                      171,744       147,919
Series 2006-A5, Cl. 1A13, 3.657%, 10/25/36(1)                      82,139        67,757
Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg. Pass-Through Certificates, Series
   2006-C1, Cl. A2, 5.512%, 2/15/39                               160,000       156,432
CWABS, Inc. Asset-Backed Certificates Trust 2006-8,
   Asset-Backed Certificates, Series 2006-8, Cl.2A1,
   3.237%, 1/25/46(1)                                              16,179        16,041
CWALT Alternative Loan Trust 2006-HY13, Mtg.
   Pass-Through Certificates, Series 2006-HY13, Cl. 3A1,
   5.975%, 1/1/47(1)                                               85,063        71,296
First Horizon Alternative Mortgage Securities Trust
   2004-FA2, Mtg. Pass-Through Certificates, Series
   2004-FA2, Cl. 3A1, 6%, 1/25/35                                  44,168        37,579
Greenwich Capital Commercial Funding Corp., Commercial
   Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A2,
   5.381%, 3/10/39                                                330,000       308,304
Greenwich Capital Commercial Mortgage 2007-GG11,
   Commercial Mtg. Pass-Through Certificates, Series
   2007-GG11, Cl. A4, 5.736%, 8/1/17                               70,000        59,591
GSR Mortgage Loan Trust 2006-2F, Mtg. Pass-Through
   Certificates, Series 2006-2F, Cl. 2A2, 5.75%, 2/1/36             8,593         6,990
JPMorgan Chase Commercial Mortgage Securities Corp.,
   Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                          60,000        50,368
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                         250,000       234,654
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                        330,000       307,011
Series 2008-C2, Cl. A4, 6.068%, 2/1/51                            220,000       190,188
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial
   Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31                           140,000       135,330
Series 2006-C1, Cl. AM, 5.217%, 2/11/31(1)                        140,000       112,349
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial
   Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2,
   5.318%, 1/15/12                                                 30,000        28,079
Merrill Lynch Mortgage Investors Trust 2005-A9, Mtg.
   Asset-Backed Certificates, Series 2005-A9, Cl.4A1,
   5.492%, 12/1/35(1)                                              93,030        75,960


                       3 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
COMMERCIAL CONTINUED
Merrill Lynch/Countrywide Commercial Mortgage Trust            $  160,000   $   135,891
   2007-9, Commercial Mtg. Pass-Through Certificates,
   Series 2007-9, Cl. A4, 5.70%, 9/1/17
STARM Mortgage Loan Trust 2007-3, Mtg. Pass-Through
   Certificates, Series 2007-3, Cl. 1A1, 5.659%, 6/1/37(1,5)      220,400       181,830
Wachovia Mortgage Loan Trust LLC, Mtg. Pass-Through
   Certificates, Series 2007-A, Cl. 1A1, 5.982%, 3/1/37(1)         32,633        31,226
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR8, Cl.
   1A4, 5.877%, 8/1/46(1)                                         218,280       181,376
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY1, Cl.
   1A2, 5.711%, 2/25/37(1,5)                                       48,081        19,232
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY3, Cl.
   2A2, 5.668%, 3/1/37(1)                                         123,930        73,740
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY4, Cl.
   5A1, 5.584%, 11/1/36(1)                                         47,321        37,078
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY5, Cl.
   2A3, 5.658%, 5/1/37(1)                                          51,106        42,588
Wells Fargo Mortgage-Backed Securities 2004-EE Trust,
   Mtg. Pass-Through Certificates, Series 2004-EE, Cl. 3A2,
   4.261%, 12/1/34(1)                                              56,551        52,428
Wells Fargo Mortgage-Backed Securities 2004-U Trust,
   Mtg. Pass-Through Certificates, Series 2004-U, Cl. A1,
   5.673%, 10/1/34(1)                                              10,033         9,763
                                                                            -----------
                                                                              3,303,893
                                                                            -----------
MANUFACTURED HOUSING--1.6%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR12, Cl.
   2A1, 6.10%, 9/25/36(1)                                         178,845       149,528
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
   2A5, 5.106%, 3/25/36(1)                                        212,459       189,006
                                                                            -----------
                                                                                338,534
                                                                            -----------
MULTIFAMILY--9.1%
Banc of America Mortgage Securities, Inc., Mtg.
   Pass-Through Certificates:
Series 2003-E, Cl. 2A2, 4.709%, 6/25/33(1)                         97,983        97,732
Series 2005-F, Cl. 2A3, 4.71%, 7/25/35(1)                         152,768       140,490
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through
   Certificates, Series 2006-4, Cl. 2A1, 5.788%, 10/25/36(1)       82,824        60,136
CHL Mortgage Pass-Through Trust 2003-46, Mtg.
   Pass-Through Certificates, Series 2003-46, Cl. 1A2,
   4.411%, 1/19/34(1)                                              88,005        87,884
CHL Mortgage Pass-Through Trust 2005-6, Mtg.
   Pass-Through Certificates, Series 2005-6, Cl. 2A1,
   5.50%, 4/1/35                                                    6,238         5,483


                       4 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
MULTIFAMILY CONTINUED
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg.
   Pass-Through Certificates, Series 2005-HYB1, Cl. 1A2,
   4.981%, 3/25/35(1)                                          $  147,358   $   118,485
CHL Mortgage Pass-Through Trust 2007-HY1, Mtg.
   Pass-Through Certificates, Series 2007-HY1, Cl. 1A1,
   5.696%, 4/25/37(1)                                             234,140       180,406
Citigroup Mortgage Loan Trust, Inc. 2006-AR5,
   Asset-Backed Pass-Through Certificates, Series 2006-AR5,
   Cl. 1A3A, 5.888%, 7/25/36(1)                                    74,066        64,487
CWALT Alternative Loan Trust 2004-28CB, Mtg.
   Pass-Through Certificates, Series 2004-28CB, Cl. 2A4,
   5.75%, 1/25/35                                                 140,000       113,767
CWALT Alternative Loan Trust 2005-85CB, Mtg.
   Pass-Through Certificates, Series 2005-85CB, Cl. 2A3,
   5.50%, 2/25/36                                                 110,000        96,685
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through
   Certificates:
Series 2004-J4, Cl. A7, 5.50%, 9/25/34                            100,000        84,871
Series 2005-AR4, Cl. 2A1, 5.30%, 7/19/35(1)                       153,335       129,193
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through
   Certificates, Series 2005-AR7, Cl. 3A1, 5.144%,
   11/25/35(1)                                                    247,998       221,860
Merrill Lynch Mortgage Investors Trust 2007-2, Mtg.
   Pass-Through Certificates, Series 2007-2, Cl. 2A1,
   5.975%, 6/25/37(1)                                             183,019       161,864
Wells Fargo Mortgage-Backed Securities 2004-AA Trust,
   Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A,
   4.992%, 12/25/34(1)                                             48,577        44,163
Wells Fargo Mortgage-Backed Securities 2004-S Trust,
   Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1,
   3.621%, 9/25/34(1)                                              39,764        35,151
Wells Fargo Mortgage-Backed Securities 2005-AR2 Trust,
   Mtg. Pass-Through Certificates, Series 2005-AR2, Cl.
   2A2, 4.549%, 3/25/35(1)                                         29,417        25,487
Wells Fargo Mortgage-Backed Securities 2005-AR4 Trust,
   Mtg. Pass-Through Certificates, Series 2005-AR4, Cl.
   2A2, 4.537%, 4/25/35(1)                                         48,046        41,731
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
   Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 2A1, 5.636%, 7/25/36(1)                      78,194        60,124
Series 2006-AR10, Cl. 4A1, 5.561%, 7/25/36(1)                     106,865        87,875
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
   2A6, 5.106%, 3/25/36(1)                                         43,957        34,119
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR6, Cl.
   3A1, 5.093%, 3/25/36(1)                                         52,028        47,709
                                                                            -----------
                                                                              1,939,702
                                                                            -----------
RESIDENTIAL--13.9%
Banc of America Commercial Mortgage, Inc., Commercial
   Mtg. Pass-Through Certificates, Series 2007-4, Cl. A4,
   5.936%, 7/1/17(1)                                              110,000        94,291


                       5 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
RESIDENTIAL CONTINUED
Bank of America Alternative Loan Trust, Mtg.
   Pass-Through Certificates, Series 2003-1, Cl. A6, 6%,
   2/1/33                                                      $   78,081   $    72,826
Chase Mortgage Finance Trust 2005-S1, Multiclass Mtg.
   Pass-Through Certificates, Series 2005-S1, Cl. 1A5,
   5.50%, 5/25/35                                                  60,000        50,692
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg.
   Pass-Through Certificates, Series 2007-HY4, Cl. 1A1,
   6.092%, 9/1/47(1)                                              231,836       180,176
CitiMortgage Alternative Loan Trust 2006-A1, Real Estate
   Mtg. Investment Conduit Pass-Through Certificates,
   Series 2006-A1, Cl. 2A1, 5.25%, 3/1/21                          76,098        69,569
CWALT Alternative Loan Trust 2004-24CB, Mtg.
   Pass-Through Certificates, Series 2004-24CB, Cl. 1A1,
   6%, 11/1/34                                                     87,024        77,770
CWALT Alternative Loan Trust 2004-28CB, Mtg.
   Pass-Through Certificates, Series 2004-28CB, Cl. 3A1,
   6%, 1/1/35                                                      69,670        53,181
CWALT Alternative Loan Trust 2005-18CB, Mtg.
   Pass-Through Certificates, Series 2005-18CB, Cl. A8,
   5.50%, 5/25/36                                                 140,000       107,537
CWALT Alternative Loan Trust 2005-21CB, Mtg.
   Pass-Through Certificates, Series 2005-21CB, Cl. A7,
   5.50%, 6/1/35                                                   79,155        68,306
CWALT Alternative Loan Trust 2006-41CB, Mtg.
   Pass-Through Certificates, Series 2006-41CB, Cl. 1A10,
   6%, 1/1/37                                                     236,892       199,184
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through
   Certificates, Series 2007-AR1, Cl. 4A1, 5.827%, 3/1/37(1)      119,942        94,754
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through
Certificates, Series 2006-A2, Cl. 5A3, 4.334%, 11/1/33(1)         186,373       178,205
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial
   Mtg. Pass-Through Certificates:
Series 2007-C7, Cl. A3, 5.866%, 9/11/45                           250,000       214,874
Series 2007-C7, Cl. AM, 6.374%, 9/11/45(1)                         80,000        64,024
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg.
   Asset-Backed Certificates, Series 2005-A1, Cl.2A1,
   4.536%, 12/25/34(1)                                             26,441        23,407
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg.
   Pass-Through Certificates, Series 2006-AR, Cl. 5A3,
   5.417%, 6/25/36(1)                                              70,000        58,348
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2004-QS10, Cl. A3,
   3.707%, 7/25/34(1)                                              40,797        36,665
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through
   Certificates, Series 2007-S1, Cl. 3A1, 5.01%, 8/1/22(1)        239,230       215,307
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust,
   Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A,
   4.489%, 9/25/33(1)                                              61,238        59,185
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust,
   Mtg. Pass-Through Certificates, Series 2005-AR14, Cl.
   1A1, 5.051%, 12/1/35(1)                                        129,362       120,541
WaMu Mortgage Pass-Through Certificates 2006-AR12 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR12, Cl.
   2A1, 5.75%, 10/25/36(1)                                        217,211       165,296
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR8, Cl.
   2A1, 6.128%, 8/25/36(1)                                        200,636       178,930
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY2, Cl.
   2A1, 6.612%, 11/1/36(1)                                         36,112        31,302


                       6 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
RESIDENTIAL CONTINUED
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust,
   Mtg. Pass-Through Certificates, Series 2007-HY6, Cl.
   2A1, 5.695%, 6/25/37(1)                                     $  150,814   $   123,140
Wells Fargo Mortgage-Backed Securities 2003-6 Trust,
   Mtg. Pass-Through Certificates, Series 2003-6, Cl. 1A1,
   5%, 6/25/18                                                     79,047        74,630
Wells Fargo Mortgage-Backed Securities 2004-EE Trust,
   Mtg. Pass-Through Certificates, Series 2004-EE, Cl. 3A1,
   4.261%, 12/1/34(1)                                              23,563        21,845
Wells Fargo Mortgage-Backed Securities 2004-R Trust,
   Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1,
   4.369%, 9/1/34(1)                                               19,123        16,145
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
   Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 5A3, 5.594%, 7/1/36(1)                       39,950        33,761
Series 2006-AR10, Cl. 5A6, 5.594%, 7/1/36(1)                      209,599       169,381
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR13, Cl.
   A5, 5.748%, 9/1/36(1,5)                                         90,731        48,087
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust,
   Mtg. Pass-Through Certificates, Series 2006-AR5, Cl.
   2A2, 5.539%, 4/1/36(1,5)                                        96,296        46,222
                                                                            -----------
                                                                              2,947,581
                                                                            -----------
Total Mortgage-Backed Obligations (Cost $22,736,078)                         21,659,537
                                                                            -----------

CORPORATE BONDS AND NOTES--21.9%
CONSUMER DISCRETIONARY--6.2%
AUTOMOBILES--1.1%
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10             230,000       165,019
General Motors Acceptance Corp., 8% Bonds, 11/1/31                190,000        71,700
                                                                            -----------
                                                                                236,719
                                                                            -----------
HOTELS, RESTAURANTS & LEISURE--1.7%
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                       300,000       282,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%
   Nts., 12/1/14                                                  100,000        85,750
                                                                            -----------
                                                                                367,750
                                                                            -----------
MEDIA--2.4%
Belo Corp., 8% Sr. Unsec. Unsub. Nts., 11/1/08                    160,000       156,800
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11            80,000        52,000
Liberty Media LLC, 7.75% Sr. Nts., 7/15/09                        150,000       151,031
Tribune Co., 5.50% Nts., Series E, 10/6/08(5)                     150,000       149,250
                                                                            -----------
                                                                                509,081
                                                                            -----------
MULTILINE RETAIL--1.0%
Dillard's, Inc., 6.625% Unsec. Nts., 11/15/08(5)                   80,000        80,200
Macy's Retail Holdings, Inc., 4.80% Sr. Nts., 7/15/09             123,000       120,238
                                                                            -----------
                                                                                200,438
                                                                            -----------
CONSUMER STAPLES--0.5%
FOOD & STAPLES RETAILING--0.5%
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                    100,000        92,982


                       7 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
FOOD & STAPLES RETAILING CONTINUED
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31               $   15,000   $    15,754
                                                                            -----------
                                                                                108,736
                                                                            -----------
ENERGY--1.0%
OIL, GAS & CONSUMABLE FUELS--1.0%
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13                      45,000        42,969
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub.
   Nts., 8/1/12                                                    25,000        24,320
TEPPCO Partners LP, 6.125% Nts., 2/1/13                            30,000        30,486
Valero Logistics Operations LP, 6.05% Nts., 3/15/13               120,000       116,298
                                                                            -----------
                                                                                214,073
                                                                            -----------
FINANCIALS--13.1%
CAPITAL MARKETS--1.9%
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
   2/15/34                                                        215,000       141,339
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts.,
   5/11/38(6)                                                     435,000         2,175
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38          310,000       260,682
                                                                            -----------
                                                                                404,196
                                                                            -----------
COMMERCIAL BANKS--4.1%
Barclays Bank plc, 6.278% Perpetual Bonds(7)                      340,000       248,907
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A(7,8)              400,000       225,695
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(1)           340,000       255,592
Popular North America, Inc.:
3.875% Sr. Bonds, Series E, 10/1/08                                90,000        90,000
4.70% Nts., 6/30/09                                                60,000        58,310
                                                                            -----------
                                                                                878,504
                                                                            -----------
CONSUMER FINANCE--0.5%
SLM Corp., 4% Nts., 1/15/09                                       115,000        94,299
DIVERSIFIED FINANCIAL SERVICES--3.6%
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K(7)                            180,000       142,664
8.125% Perpetual Bonds, Series M(7)                                30,000        24,276
Capmark Financial Group, Inc.:
3.453% Sr. Unsec. Nts., 5/10/10(1)                                 75,000        53,282
5.875% Sr. Unsec. Nts., 5/10/12                                   200,000        99,789
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57(1)                                 250,000       186,331
8.40% Perpetual Bonds, Series E(7)                                105,000        71,601
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(7)          210,000       177,268
                                                                            -----------
                                                                                755,211
                                                                            -----------
INSURANCE--3.0%
American International Group, Inc., 6.25% Jr. Sub.
   Bonds, 3/15/37                                                 100,000        16,024
Axa SA, 6.379% Sub. Perpetual Bonds(7,8)                          300,000       167,488
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/66(1)           270,000       168,392
Prudential Holdings LLC, 8.695% Bonds, Series C,
   12/18/23(8)                                                    100,000       115,865
Prudential Insurance Co. of America, 8.30% Nts.,
   7/1/25(8)                                                      150,000       166,752
                                                                            -----------
                                                                                634,521
                                                                            -----------


                       8 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                                                Principal
                                                                 Amount        Value
                                                               ----------   -----------
INFORMATION TECHNOLOGY--0.3%
COMPUTERS & PERIPHERALS--0.3%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09              $   60,000   $    60,346
TELECOMMUNICATION SERVICES--0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12                    95,000        93,575
UTILITIES--0.4%
ELECTRIC UTILITIES--0.4%
Monongahela Power Co., 7.36% Unsec. Nts., Series A,
   1/15/10                                                         50,000        51,431
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                25,000        25,629
                                                                            -----------
                                                                                 77,060
                                                                            -----------
Total Corporate Bonds and Notes (Cost $6,111,608)                             4,634,509
                                                                            -----------

                                                                 Shares
                                                               ----------
INVESTMENT COMPANY--4.4%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 3.15%(9,10) (Cost $934,812)                             934,812       934,812
Total Investments, at Value (Cost $30,604,188)                      132.3%   28,041,692
Liabilities in Excess of Other Assets                               (32.3)   (6,843,761)
                                                               ----------   -----------
Net Assets                                                          100.0%  $21,197,931
                                                               ==========   ===========

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $600,713. See accompanying Notes.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $866,950 or 4.09% of the Fund's net assets as of September 30, 2008.

4. When-issued security or delayed delivery to be delivered and settled after September 30, 2008. See accompanying Notes.

5. Illiquid security. The aggregate value of illiquid securities as of September 30, 2008 was $524,821, which represents 2.48% of the Fund's net assets. See accompanying Notes.

6.   Issue is in default. See accompanying Notes.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $675,800 or 3.19% of the Fund's net assets as of September 30, 2008.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES          GROSS       GROSS          SHARES
                                                    DECEMBER 31, 2007   ADDITIONS  REDUCTIONS  SEPTEMBER 30, 2008
                                                    -----------------  ----------  ----------  ------------------
Oppenheimer Institutional Money Market Fund, Cl. E      2,086,864      11,283,993  12,436,045        934,812

                                                      VALUE    INCOME
                                                    --------  -------
Oppenheimer Institutional Money Market Fund, CL. E  $934,812  $24,993

10.  Rate shown is the 7-day yield as of September 30, 2008.


                       9 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of September 30, 2008:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                           SECURITIES       INSTRUMENTS*
--------------------------------------------   --------------   ---------------
Level 1--Quoted Prices                           $   934,812       $  20,248
Level 2--Other Significant Observable Inputs      27,106,880        (946,910)
Level 3--Significant Unobservable Inputs                  --              --
                                                 -----------       ---------
     Total                                       $28,041,692       $(926,662)
                                                 ===========       =========

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2008 ARE AS FOLLOWS:

                                                                           UNREALIZED
                                      NUMBER OF  EXPIRATION               APPRECIATION
  CONTRACT DESCRIPTION      BUY/SELL  CONTRACTS     DATE       VALUE     (DEPRECIATION)
--------------------------  --------  ---------  ----------  ----------  --------------
U.S. Long Bonds, 20 yr.      Buy          14      12/19/08   $1,640,406     $(58,362)
U.S. Treasury Nts., 2 yr.   Sell          32      12/31/08    6,830,000      (13,601)
U.S. Treasury Nts., 10 yr.  Sell          10      12/19/08    1,146,250        2,872
                                                                            --------
                                                                            $(69,091)
                                                                            ========

CREDIT DEFAULT SWAP CONTRACTS AS OF SEPTEMBER 30, 2008 ARE AS FOLLOWS:

                                                                                PAY/
                                                         BUY/SELL   NOTIONAL  RECEIVE                UPFRONT
       SWAP                                               CREDIT     AMOUNT    FIXED   TERMINATION   PAYMENT
   COUNTERPARTY              REFERENCE ENTITY           PROTECTION   (000S)    RATE       DATE      RECEIVED    VALUE
------------------  ----------------------------------  ----------  --------  -------  -----------  --------  ---------
Barclays Bank plc:
                    ABX.HE.AA.06-2 Index                   Sell       $ 90      0.170%    5/25/46   $ 69,626   $(69,594)
                    American International Group, Inc.     Sell         40      3.000     3/20/09         --     (1,074)
                    American International Group, Inc.     Sell         40      4.000     3/20/09         --       (884)
                    American International Group, Inc.     Sell         25      5.350     3/20/09         --       (393)


                      10 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                    Citigroup, Inc.                        Sell         20     10.500     6/20/09         --       (713)
                    Dillard's, Inc.                        Sell         45      1.900    12/20/08         --       (426)
                    HCP, Inc.                              Sell         60      4.600     3/20/09         --         48
                    iStar Financial, Inc.                  Sell         70      4.400    12/20/12         --    (26,130)
                    Kohl's Corp.                            Buy         35      1.180     6/20/18         --        453
                    Kohl's Corp.                           Sell         35      1.080     6/20/13         --       (182)
                    Kohl's Corp.                           Sell         40      0.900     6/20/13         --       (510)
                    Kohl's Corp.                            Buy         40      1.040     6/20/18         --        930
                    Lehman Brothers Holdings, Inc.         Sell         25      9.600     9/20/09         --    (22,009)
                    Merrill Lynch & Co., Inc.              Sell        155      4.150     9/20/09         --        186
                    Six Flags, Inc.                        Sell         65      8.250    12/20/08         --       (764)
                    The Goldman Sachs Group, Inc.          Sell         80      5.750    12/20/09         --        209
                    XL Capital Ltd.                        Sell         85      3.550     9/20/09         --         43
                                                                                                    --------  ---------
                                                                                                      69,626   (120,810)
                                                                                                    --------  ---------
Credit Suisse
International:
                    iStar Financial, Inc.                  Sell         25      4.000    12/20/12         --     (9,531)
                    iStar Financial, Inc.                  Sell         25     12.000     3/20/09         --     (2,321)
                    JPMorgan Chase & Co.                   Sell        115      2.088    12/20/08         --         48
                    Merrill Lynch & Co., Inc.              Sell         80      4.150     9/20/09         --         96
                    Morgan Stanley                         Sell        110      7.800    12/20/13         --    (10,122)
                    Pulte Homes, Inc.                      Sell        150      3.450     9/20/09         --       (375)
                    Rite Aid Corp.                         Sell         30      7.500     3/20/09         --     (1,382)
                    Sprint Nextel Corp.                    Sell        370      2.550     3/20/09         --     (1,837)
                    Tribune Co.                            Sell          5      5.000    12/20/09      1,100     (1,194)
                    Tribune Co.                            Sell         40      5.000    12/20/09      9,200     (9,575)
                    TXU Corp.                              Sell         20      5.910    12/20/12         --     (1,547)
                    TXU Corp.                              Sell         20      6.050    12/20/12         --     (1,463)
                    TXU Corp.                              Sell         25      6.000    12/20/12         --     (1,866)
                    Univision Communications, Inc.         Sell          5     14.600     3/20/09         --        185
                    Vale Overseas Ltd.                     Sell        125      1.270     8/20/17         --     (6,162)
                    Vornado Realty LP                      Sell         40      3.600     3/20/09         --        623
                    Wachovia Corp.                         Sell         80      1.000     3/20/09         --     (1,715)


                      11 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                    Washington Mutual, Inc.                Sell         45      6.500    12/20/08         --    (16,205)
                    Washington Mutual, Inc.                Sell        150      6.800     6/20/09         --    (54,016)
                                                                                                    --------  ---------
                                                                                                      10,300   (118,359)
                                                                                                    --------  ---------
Deutsche Bank AG:
                    ABX.HE.AA.06-2 Index                   Sell         30      0.170     5/25/46      3,600    (23,198)
                    Ambac Assurance Corp.                  Sell         50      8.450    12/20/08         --     (1,529)
                    American International Group, Inc.     Sell        255      1.650     3/20/09         --     (8,480)
                    American International Group, Inc.     Sell         55      4.000     3/20/09         --     (1,216)
                    Cemex                                  Sell         40      2.000     3/20/09         --          9
                    Centex Corp.                           Sell        100      1.550     9/20/09         --     (2,067)
                    CVRD Inco Ltd.                          Buy        125      0.660     9/20/17         --      2,411
                    iStar Financial, Inc.                  Sell        120      2.925    12/20/08         --     (8,067)
                    iStar Financial, Inc.                  Sell         70      3.000    12/20/08         --     (4,693)
                    iStar Financial, Inc.                  Sell         10      4.320    12/20/12         --     (3,749)
                    iStar Financial, Inc.                  Sell         60     12.000     3/20/09         --     (5,572)
                    Jones Apparel Group, Inc.              Sell         40      2.720     6/20/13         --       (411)
                    Jones Apparel Group, Inc.               Buy         40      2.635     6/20/18         --        798
                    Kohl's Corp.                           Sell         40      1.180     6/20/13         --        (39)
                    Kohl's Corp.                            Buy         40      1.300     6/20/18         --        164
                    Liz Claiborne, Inc.                    Sell        150      3.250     6/20/09         --         83
                    MBIA Insurance Corp.                   Sell        185      8.850    12/20/08         --     (4,965)
                    Prudential Financial, Inc.             Sell         95      2.050     6/20/09         --        (22)
                    Temple-Inland, Inc.                    Sell         20      3.000     9/20/09         --          8
                    The Goldman Sachs Group, Inc.          Sell         80      5.500    12/20/09         --        (21)
                    The Goldman Sachs Group, Inc.          Sell         60      5.450    12/20/09         --        (60)
                    Vornado Realty LP                      Sell         80      3.875     6/20/09         --      1,356
                    Wachovia Corp.                         Sell        175      1.000     3/20/09         --     (3,750)
                    Washington Mutual, Inc.                Sell         15      4.500    12/20/08         --     (5,402)
                    Washington Mutual, Inc.                Sell         80      4.500    12/20/08         --    (28,809)
                    XL Capital Ltd.                        Sell        100      3.550     9/20/09         --         51
                                                                                                    --------  ---------
                                                                                                       3,600    (97,170)
Goldman Sachs
Capital Markets LP  R.H. Donnelley Corp.                   Sell         85      9.000     3/20/09         --       (743)
                                                                                                    --------  ---------


                      12 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

Morgan Stanley
Capital Services,
Inc.:
                    ABX.HE.AA.06-2 Index                   Sell         40      0.170     5/25/46      4,000    (30,931)
                    American International Group, Inc.     Sell         30      4.000     3/20/09         --       (663)
                    Ford Motor Co.                         Sell        190      6.050    12/20/17         --    (76,241)
                    General Motors Corp.                   Sell        130      5.050    12/20/17         --    (71,670)
                    J.C. Penney Co., Inc.                  Sell         70      1.300    12/20/17         --     (3,727)
                    J.C. Penney Co., Inc.                  Sell         60      1.070    12/20/17         --     (4,126)
                    Jones Apparel Group, Inc.              Sell         80      3.200     6/20/13         --        689
                    Jones Apparel Group, Inc.               Buy         80      2.970     6/20/18         --       (167)
                    Kohl's Corp.                            Buy         90      0.660    12/20/17         --      5,273
                    Kohl's Corp.                            Buy        105      0.870    12/20/17         --      4,601
                    Lehman Brothers Holdings, Inc.         Sell        125      0.700     9/20/10         --   (110,044)
                    Lehman Brothers Holdings, Inc.         Sell         20      9.600     9/20/09         --    (17,607)
                    Lennar Corp.                           Sell        190      2.900    12/20/08         --     (1,548)
                    Liz Claiborne, Inc.                    Sell         75      3.100     6/20/13         --     (1,851)
                    Liz Claiborne, Inc.                     Buy         75      2.900     6/20/18         --      3,411
                    Louisiana-Pacific Corp.                Sell         80      6.250     9/20/09         --        (90)
                    R.H. Donnelley Corp.                   Sell          5      5.000    12/20/09        450         97
                    The Hartford Financial Services
                       Group, Inc.                         Sell         40      2.400     3/20/09         --        273
                    Univision Communications, Inc.         Sell         45      5.000    12/20/09      3,150     (3,047)
                    Wachovia Corp.                         Sell        235      3.250     3/20/09         --     (1,592)
                                                                                                    --------  ---------
                                                                                                       7,600   (308,960)
                                                                                                    --------  ---------
                                                                                                    $ 91,126  $(646,042)
                                                                                                    ========  =========

INTEREST RATE SWAP CONTRACTS AS OF SEPTEMBER 30, 2008 ARE AS FOLLOWS:

           SWAP              NOTIONAL                             RECEIVED BY  TERMINATION
       COUNTERPARTY           AMOUNT       PAID BY THE FUND         THE FUND      DATE       VALUE
---------------------------  --------  -------------------------  -----------  -----------  -------
Credit Suisse International  $280,000  Three-Month USD BBA LIBOR     5.428%       8/7/17    $25,968
Deutsche Bank AG              230,000  Three-Month USD BBA LIBOR     5.445        8/8/17     21,630
                                                                                            -------
                                                                                            $47,598
                                                                                            =======

Index abbreviation is as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate


                      13 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

TOTAL RETURN SWAP CONTRACTS AS OF SEPTEMBER 30, 2008 ARE AS FOLLOWS:

                               NOTIONAL                                                    TERMINATION
SWAP COUNTERPARTY               AMOUNT        PAID BY THE FUND      RECEIVED BY THE FUND       DATE        VALUE
--------------------------   -----------   ---------------------   ---------------------   -----------   ---------
Goldman Sachs Group, Inc.
(The):
                                               If credit spreads       If credit spreads
                                           as represented by the   as represented by the
                                            Lehman Brothers U.S.    Lehman Brothers U.S.
                                             CMBS AAA 8.5+ Index     CMBS AAA 8.5+ Index
                                                 widen, pays the    narrow, receives the
                             $  600,000           spread change*          spread change*      3/1/09     $ (32,744)
                                               If credit spreads       If credit spreads
                                           as represented by the   as represented by the
                                            Lehman Brothers U.S.    Lehman Brothers U.S.
                                             CMBS AAA 8.5+ Index     CMBS AAA 8.5+ Index
                                                 widen, pays the    narrow, receives the
                                              spread change plus          spread change*      3/1/09       (20,689)
                                380,000        200 basis points*       If credit spreads
                                               If credit spreads   as represented by the
                                           as represented by the    Lehman Brothers U.S.
                                            Lehman Brothers U.S.     CMBS AAA 8.5+ Index
                                             CMBS AAA 8.5+ Index    narrow, receives the
                                                 widen, pays the          spread change*     11/1/08        (6,457)
                                120,000           spread change*
                                               If credit spreads       If credit spreads
                                           as represented by the   as represented by the
                                            Lehman Brothers U.S.    Lehman Brothers U.S.
                                             CMBS AAA 8.5+ Index     CMBS AAA 8.5+ Index
                                                 widen, pays the    narrow, receives the
                                440,000           spread change*          spread change*      2/1/09       (24,012)
                                               If credit spreads       If credit spreads
                                           as represented by the   as represented by the
                                                 Banc of America         Banc of America
                                           Securities LLC AAA 10   Securities LLC AAA 10
                                             yr CMBS Daily Index     yr CMBS Daily Index
                                                 widen, pays the    narrow, receives the
                                             spread change minus          spread change*     3/31/09       (52,888)
                              1,730,000        660 basis points*                                         ---------
                                                                                                          (136,790)
                                                                                                         ---------

Morgan Stanley:

                                               If credit spreads       If credit spreads
                                           as represented by the   as represented by the
                                            Lehman Brothers U.S.    Lehman Brothers U.S.
                                           CMBS AAA Index widen,          CMBS AAA Index
                                                 pays the spread    narrow, receives the
                                400,000                  change*          spread change*      2/1/09       (11,143)
                                               If credit spreads       If credit spreads
                                           as represented by the   as represented by the
                                            Lehman Brothers U.S.    Lehman Brothers U.S.
                                           CMBS AAA Index widen,          CMBS AAA Index
                                                 pays the spread    narrow, receives the
                                800,000                  change*          spread change*      3/1/09       (22,327)
                                               If credit spreads
                                           as represented by the       If credit spreads
                                            Lehman Brothers U.S.   as represented by the
                                             CMBS AAA 8.5+ Index    Lehman Brothers U.S.
                                                 widen, pays the     CMBS AAA 8.5+ Index
                                              spread change plus    narrow, receives the
                                350,000        250 basis points*          spread change*      3/1/09       (19,075)


                      14 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

                                               If credit spreads
                                           as represented by the       If credit spreads
                                            Lehman Brothers U.S.   as represented by the
                                             CMBS AAA 8.5+ Index    Lehman Brothers U.S.
                                                 widen, pays the     CMBS AAA 8.5+ Index
                                              spread change plus    narrow, receives the
                                570,000        350 basis points*          spread change*      3/1/09       (30,836)
                                               If credit spreads
                                           as represented by the       If credit spreads
                                            Lehman Brothers U.S.   as represented by the
                                             CMBS AAA 8.5+ Index    Lehman Brothers U.S.
                                                 widen, pays the     CMBS AAA 8.5+ Index
                                             spread change minus    narrow, receives the
                                990,000         50 basis points*          spread change*     12/1/08       (53,837)
                                               If credit spreads
                                           as represented by the       If credit spreads
                                            Lehman Brothers U.S.   as represented by the
                                             CMBS AAA 8.5+ Index    Lehman Brothers U.S.
                                                 widen, pays the     CMBS AAA 8.5+ Index
                                             spread change minus    narrow, receives the
                                250,000         65 basis points*          spread change*     12/1/08       (13,609)
                                               If credit spreads
                                           as represented by the       If credit spreads
                                            Lehman Brothers U.S.   as represented by the
                                             CMBS AAA 8.5+ Index    Lehman Brothers U.S.
                                                 widen, pays the     CMBS AAA 8.5+ Index
                                             spread change minus    narrow, receives the
                                240,000         95 basis points*          spread change*      2/1/09       (12,914)
                                               If credit spreads
                                           as represented by the       If credit spreads
                                            Lehman Brothers U.S.   as represented by the
                                             CMBS AAA 8.5+ Index    Lehman Brothers U.S.
                                                 widen, pays the     CMBS AAA 8.5+ Index
                                             spread change minus    narrow, receives the
                                240,000         95 basis points*          spread change*      2/1/09       (13,054)
                                               If credit spreads
                                           as represented by the       If credit spreads
                                            Lehman Brothers U.S.   as represented by the
                                             CMBS AAA 8.5+ Index    Lehman Brothers U.S.
                                                 widen, pays the     CMBS AAA 8.5+ Index
                                             spread change minus    narrow, receives the
                                430,000         70 basis points*          spread change*      2/1/09       (23,496)
                                               If credit spreads
                                           as represented by the       If credit spreads
                                            Lehman Brothers U.S.   as represented by the
                                             CMBS AAA 8.5+ Index    Lehman Brothers U.S.
                                                 widen, pays the     CMBS AAA 8.5+ Index
                                             spread change minus    narrow, receives the
                                210,000         50 basis points*          spread change*      2/1/09       (11,385)
                                                                                                         ---------
                                                                                                          (211,676)
                                                                                                         ---------
                                                                                                         $(348,466)
                                                                                                         =========

* The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index's underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index's underlying holdings, the spread widens.

Abbreviation is as follows:
CMBS                                       Commercial Mortgage Backed Securities


                      15 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.


                      16 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                             BASIS TRANSACTIONS
                       -------------------------------
Purchased securities              $7,073,707
Sold securities                    1,309,595

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2008, securities with an aggregate market value of $2,175, representing 0.01% of the Fund's net assets, were in default.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.


                      17 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.


                      18 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Risks of total return swaps include credit, market and liquidity risk.

ILLIQUID SECURITIES

As of September 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for


                      19 | Oppenheimer SMA Core Bond Fund

Oppenheimer SMA Core Bond Fund

STATEMENT OF INVESTMENTS September 30, 2008 / Unaudited

financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $30,604,188
Federal tax cost of other investments    (6,357,879)
                                        -----------
Total federal tax cost                  $24,246,309
                                        ===========
Gross unrealized appreciation           $   270,329
Gross unrealized depreciation            (3,757,700)
                                        -----------
Net unrealized depreciation             $(3,487,371)
                                        ===========


                      20 | Oppenheimer SMA Core Bond Fund



ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SMA Core Bond Fund


By: /s/ John V. Murphy
    ----------------------------
    John V. Murphy
    Principal Executive Officer
Date: 11/11/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ----------------------------
    John V. Murphy
    Principal Executive Officer
Date: 11/11/2008


By: /s/ Brian W. Wixted
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 11/11/2008